EXHIBIT 10.1

深圳市慧眼全球数字技术有限公司

Shenzhen Global Intelligent Eye Technology Co., Ltd

销售合同

Sales contract

甲方（买方）：青岛福元运通投资管理有限公司                        合同编号：20120711-1

Party A (buyer): Qingdao Fu Yuan Yun Tong Investment Management Co., Ltd.

                                                    Contract Number: 20120711-1

乙方（卖方）：深圳市慧眼全球数字技术有限公司               签约时间：2012年7 月11 日

Party B (the seller): Shenzhen Global Intelligent Eye Technology Co., Ltd.

                                                               Date of signing: July 11, 2012

甲、乙双方根据《中华人民共和国合同法》及有关法律规定，本着诚实信用、等价有偿的原则，经协商订立以下合同：

Party A and B both sides in accordance with the Law of the People's Republic of China and the relevant law, the spirit of good faith and the principle of compensation for equal value, after consultations entered into the following contract:

第一条 购货清单                                                              单位：元

Article 1: Purchase list                                                             Unit: RMB

1	网络摄像机 Network Camera	GIE-IP6G22-D1-1R1	30万像素 300 thousand pixels	56台 56 Sets	598/台 598 Sets	￥33,488
2	远程视频集中管理运营服务费用Remote video centralized management operation services expense	年服务费用Annual service fee	24小时实时查看各分支机构视频 24-hour real-time video of all the branches	56台 56 Sets	200/台/年 200 Sets / Year	￥11,200/年 ￥11,200 / Year
3	集团客户管理中心软件Group Customer Management Center software	定制 Customize	综合管理， 分权限Integrated management of sub-rights	1套 1 Set	100,000	￥100,000	可用于以后数百、数千分支机构、连锁店的扩展应用 Can be used for hundreds & thousands of branches at the chain's stores expansion
税前金额Pre-tax amount						￥144，688
税费 5% Taxes 5%						￥7，234
总额Total						￥151，922

第二条 质量及包装标准

Article 2: Quality and packaging standards

1?

质量标准：企业标准。

1. Quality standard: Enterprise standard

2?

包装标准：乙方所供货物外包装必须无破损，以保证货物能安全地到达交付地点。包装物乙方不予回收。

2. Packaging standards: Party B goods packaging must be not damage and ensure that the goods reach the place of delivery safely and packaging is not recycled.

第三条 货物交付

Article 3: Delivery of the goods

1?

交付方式：快递。

1. Delivery method: Express delivery

2?

软件服务标准按照公司规定实施，在合同中明确标示。

2. The software service implementation should be in accordance with company policy which is clearly marked in the contract.

3?

收货单位：青岛福元运通投资管理有限公司

3. Receiving goods Company: Qingdao Fu Yuan Yun Tong Investment Management Co., Ltd.

4?

运费、保险费承担：由甲方承担

4. Freight and insurance will be borne by the Party A

第四条 付款结算

1?

Article 4: Payment settlement

1, 付款方式：款到发货

1. Payment method: shipment upon receiving the payment

2?

乙方任何销售人员不得以任何理由向甲方收取现金，双方账目必须通过电汇的形式在公司内部进行结算。否则，乙方有权视该现金支付行为属甲方业务员与乙方间的其他私下交易无效，不负任何责任，并不受本合同及订单、附件的约束。

2. Sales staff of Party B is not allowed to receive cash for any reason from Party A,  both Companies’ accounts must be settled within the company by wire transfer.

Otherwise, Party B has the right to depend on the paid in cash for the case of Party

A salesman and other private transactions between the Party B is invalid also not responsible for any order subject to this contract. Attachment Constraints

第五条 风险负担

Article 5: Burden of Risk

1?

本合同项下货物毁损、灭失的风险，在交付前由乙方承担；交付并由甲方代表签收后，由甲方承担。

1. Under this Contract, Party B shall bear damaged of goods and loss of goods before delivery.

Delivery by the Party A representatives sign & receipt, borne by the Party A

2?

我们提供的软件服务因为公众网络环境的问题而出现问题，我们不承担责任。

2. We provide software services because the public network environment problems, we do not take responsibility.

第六条 货物验收

Article 6: Goods acceptance

1?

验收标准：外观无损坏，性能见说明书。

1. Acceptance criteria: the appearance not damage, see performance manual.

2?

型号数量验收期限：产品交付并由甲方代表签收时。

2. Model Amount acceptance and time limit: Product delivery and representative sign of receipt by the Party A

3?

产品质量验收期限：产品交付并由甲方代表签收之日起7天内。

3. Product quality acceptance deadline: product delivery within 7 days from the date of sign of receipt by the Party A representative

第七条 货物异议

Article 7: Goods objection

1?

甲方在货物验收中，若发现合同项下货物不合约定，应妥为保管，并须在48小时内向乙方提出书面异议。异议应说明合同编号、运单号、发货和到货日期，并说明不符合规定的货物名称、数量、型号、规格、批号、合格证或质量保证书号以及货物包装、检验方法、验收情况和验收证明等情况，若甲方擅自使用合同项下货物，视为乙方交付符合约定。

1. Party A in the goods acceptance, if found substandard goods under the contract agreement, should be for safe custody and shall submit a written objection to Party B within 48 hours. Objection should indicate the contract number, waybill number and shipment and arrival date and the name of the goods which do not meet the requirements, quantity and models number, specifications, batch number, goods packaging and certificate or quality assurance.

2?

如甲方未在规定期限内提出书面异议，视为乙方所交产品符合本合同规定。

2. If Party A not to submit written objections within the prescribed period, as Party B to pay product in line with the provisions of this contract.

3?

甲方因使用、保管、保养不善等造成本合同项下货物质量下降的，不得提出异议。

3. Party A due to the use, storage, poor maintenance caused the decline in the quality of the goods under this contract, may be challenged.

4?

乙方在接到甲方书面异议后，应在十五天内（另有规定或当事人另行商定期限者除外）负责处理，否则，即视为默认甲方提出的异议和处理意见。

4. Party B receive a written objection from the Party A, within fifteen days (unless otherwise specified or the parties otherwise agreed time limit except) responsible for handling, Otherwise regarded as the default Party A raised objections and views.

第八条 保修条款

Article 8: Warranty Terms

1?

合同项下货物保修期为壹年（从产品交付并由甲方代表签收之日起算）；超过保修期限，乙方可提供维修服务,但须收取相关费用。

1. Under this contract goods warranty period is one year (starting from the product delivered by the date of receipt by the Party A representative) after the warranty time limit Party B provides maintenance services subject to the payment of related costs.

2?

下列情形，不属保修范围，但是乙方可以实行收费维修：

2. In the following circumstances, if not covered under warranty but Party B can implement chargeable maintenance

(1)

甲方因使用、维护、保管不当造成损坏的；

 (1)   Party A resulting from the use Maintenance, damage caused by improper storage

(2)

非乙方专业维修人员拆装造成损坏的；

 (2)   Party B Professional maintenance staff disassembly cause damage

(3)

客户部分特定产品；

 (3)   Customer part specific products

(4)

因不可抗力造成损坏的。

 (4)   Damage due to force majeure

第九条 不可抗力

Article 9: Force majeure

任何一方因不可抗力不能履行合同时，应及时向对方通报不能履行或不能完全履行的理由，在取得有关主管机关证明以后，允许延期履行、部分履行或者解除合同，并可根据情况部分或全部免予承担违约责任。

Either party can not fulfill the contract due to force majeure, shall promptly notify the other party can not fulfill or can not completely fulfill the reason and obtain the relevant competent authority certifies that allows delay the execution. Partial performance or terminate the contract and may be partially or entirely exempt from liable for breach.

第十条 违约责任

Article 10: Liability for breach of contract

1?

甲方未依约定支付货款的，须按日向乙方支付合同总价款2‰的违约金。

1. Party A fail to pay the prescribed price then shall pay to Party B 2% of the total contract price of liquidated damages.

2?

任何一方违法解除本合同，须向对方支付合同总价款5％的违约金，并赔偿对方因此所受的全部经济损失。

2. Either party to terminate the contract in violation of law, require to other party to pay liquidated damages of 5% of the total contract price and indemnify the other party suffered economic loss.

第十一条 争议解决

Article 11: Dispute Resolution

本合同履行过程中发生的任何争议或分歧，双方均应友好协商解决。达不成协议的，向乙方所在地人民法院提起诉讼。

Any dispute or difference occurred during the performance of this contract, the two sides should be settled through friendly consultations. No agreement is reached, the local people's court to Party B proceedings.

第十二条 其他

Article 12: Others

     本合同经双方签字盖章后生效，签字盖章后的传真件或正本均属有效文件。本合同一式两份，甲乙双方各执一份，具有同等法律效力。

This contract signed by both parties effective and sealed, signed and sealed by fax or the original are valid document. This contract is in duplicate, each party holds one, has the same legal effect.

第十三条 未尽事宜

Article 13: Outstanding issues

未尽事宜，双方可另行友好协商。

Outstanding issues, the two sides can solve through friendly consultations.

甲方：青岛福元运通投资管理有限公司Party A: Qingdao Fu Yuan Yun Tong Investment Management Co., Ltd	乙方：深圳市慧眼全球数字技术有限公司 Party B: Shenzhen Global Intelligent Eye Technology Co., Ltd
地址： Add:	地址：深圳市南山区高新技术产业园北区清华信息港B栋8层 Add: Level 8, Building B, Tsinghua Hi Tech Park, High-Tech Industrial Park North, Nanshan District, Shenzhen
代表签字： Representative Signature	代表签字： Representative Signature
电话： Phone No:	电话：0755-86185878 Phone No: 0755-86185878
传真： Fax No:	传真：0755-86185882 Fax No: 0755-86185882

开户名： Account Name	开户名：深圳市慧眼全球数字技术有限公司 Account Name: Shenzhen Global Intelligent Eye Technology Co., Ltd
开户行： Bank:	开户行：中国建设银行深圳市益民支行 Bank: China Construction Bank, Shenzhen Yi Min Branch
帐号： Account No:	帐号：44201014500052503398 Account No: 44201014500052503398